UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Albert O. Nicholas

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2003

Date of reporting period: 06/30/2003

Item 1. Report to Shareholders

                                                                                                                                                                            August 2003

Report to Fellow Shareholders:

What a difference a year can make! About this time last year we were in the midst of one of the most volatile periods in a bear market that seemed like it would never end. Now, one year later, we have witnessed a double-digit bounce off the bottom with market volatility nearing five year lows.

We are pleased with how the Nicholas Liberty Fund has performed throughout this period. The Fund outperformed its benchmark, the Standard & Poor's 500 Index ("the S&P"), by almost 300 basis points in the first half of the year and by over 1,300 basis points in the trailing twelve month period.

Returns for Nicholas Liberty Fund and selected indices are provided in the chart below for the period ended June 30, 2003.
		Average Annual Total Return *
	6 Month	1 Year	Life **
Nicholas Liberty Fund……………...	14.60%	13.72%	(6.78)%
Standard & Poor’s 500 Index………	11.76%	.25%	(7.88)%

The strong outperformance was driven by many of our core holdings in media and healthcare services, many of which we have mentioned in our previous letters. EchoStar Communications, Liberty Media, Clear Channel Communications, Renal Care Group, and Cardinal Health have all added approximately 100 basis points or more to the return for the one year period ending June 30th. We have equally benefited by not having any significant mistakes over this period to detract from performance.

Reflecting on the last year, we are pleased with how the Fund has progressed. We want the Fund to be positioned around a core group of quality companies that we hope to own for a very long time. So far we are accomplishing this. Of the top ten holdings from a year ago, nine are still in the Fund, with one exception, EchoStar, which was sold after nearly a 100% gain. However, don’t be surprised if you see this holding again in the future. We also want the Fund to be concentrated in our favorite investment opportunities. As the market volatility has abated over the previous year, we have been able to increase the concentration in our top holdings. A year ago, over 44% of our assets were in our top ten holdings. As of June 30, 2003, over 49% of our assets were in our top ten holdings. And finally, and most importantly, we would like to accomplish our objective of outperforming the S&P over the long term. So far, we narrowly outperformed the S&P in 2002 and we are off to a good start in 2003. This is a long journey and we expect short-term returns may vary significantly from year to year. However, we are very happy to be starting out in the right direction.

Outlook

The economy has begun to show some signs of stabilization. Recent economic data points appear to be improving. Even bond yields have started to increase as one might expect if the economy is improving. Does this bode well for stocks? Well, it definitely already has. The S&P has recovered over 25% from the lows of last October. As of August 22nd, the S&P is up over 14% for the year with the Fund up over 21% for the same period. While there are still good investment opportunities available they are much harder to come by than earlier in the year. Overall, the portfolio is rather defensively positioned as we are finding it harder to find new investment opportunities while we have trimmed back some of our more volatile core holdings that have appreciated dramatically. Our cash position after declining to low single-digit levels in mid-March has crept back up to the mid-teens level currently. As a reminder, we do not directly target cash levels. Rather, we allow it to ebb and flow as we find attractive investments.

Finally, while the markets will always continue to rise and fall, our objective with the Fund will always remain the same - to find those unique investment opportunities which can make a significant contribution to the Fund. We hope to continue building upon the last twelve months outperformance and appreciate your trust in this process.

Thank you for your continued support.

Sincerely,

/s/ Mark J. Giese

Mark J. Giese

Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

** Date of initial public offering was November 30, 2001. Life of the Fund as of June 30, 2003 was 1.58 years.

Financial Highlights

(For a share outstanding throughout each period)

	Six months
	ended	Year ended December 31,
	June 30, 2003 (unaudited)	2002	2001(1)

NET ASSET VALUE, BEGINNING OF PERIOD	$7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment loss
	(.03)	(.06)	.00(2)
Net gain (loss) on securities (realized and unrealized)
	1.17	(2.12)	(.01)
Total from investment operations
	1.14	(2.18)	(.01)
LESS DISTRIBUTIONS

From net investment income
	--	--	--
From net realized gain
	--	--	--
Total distributions
	--	--	--
NET ASSET VALUE, END OF PERIOD	$8.95	$ 7.81	$ 9.99

TOTAL RETURN	14.60%(3)	(21.82)%	(.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4.4	$3.2	$3.7
Ratio of expenses to average net assets(4)(5)	1.73%	1.68%	1.70%
Ratio of net investment loss to average net assets(4)(5)	(.83)%	(.75)%	(.71)%
Portfolio turnover rate (5)	102.78%	137.92%	25.08%

1.  The Fund commenced operations on November 30, 2001.

2.  The amount rounds to $0.00. The actual amount is $(0.004).

3.  Not annualized.

4.  Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 2.44%, 2.38% and 4.33% for the six-months ended June 30, 2003 and the fiscal years ended December 31, 2002 and 2001, respectively. Also, the respective ratio of net investment loss to average net assets would have been (1.54)%, (1.45)% and (3.34)%.

5.  Annualized.

The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings

June 30, 2003 (unaudited)

Percentage
Name	of Net Assets
Renal Care Group, Inc.	9.98%
Liberty Media Corporation - Class A	7.85%
DaVita, Inc.	5.45%
SPDR Trust Series 1	4.65%
Correctional Properties Trust	4.51%
Shire Pharmaceuticals Group PLC	3.93%
Universal Health Services, Inc. – Class B	3.68%
Clear Channel Communications, Inc.	3.36%
General Motors Corporation – Class H	3.31%
Travelers Property Casualty Corp. – Class A	2.92%
Total of top ten	49.64%

Schedule of Investments

June 30, 2003 (unaudited)

Shares or Principal Amount		Value

COMMON STOCKS – 82.25%
	Consumer Discretionary–Media – 14.52%
3,500	Clear Channel Communications, Inc. *	$ 148,365
11,400	General Motors Corporation – Class H *	146,034
29,933	Liberty Media Corporation – Class A *	346,025
		640,424

	Consumer Discretionary–Retail – 5.61%
3,100	InterActiveCorp *	122,667
3,900	Pier 1 Imports, Inc.	79,560
3,300	ValueVision Media, Inc. *	44,979
		247,206

	Financials–Insurance – 9.55%
3,100	AmerUs Group Co.	87,389
2,100	MGIC Investment Corporation	97,944
3,300	Nationwide Financial Services, Inc.	107,250
8,100	Travelers Property Casualty Corp. – Class A	128,790
		421,373

	Financials–Real Estate – 4.51%
7,100	Correctional Properties Trust	198,800

	Health Care–Pharmaceuticals & Biotechnology – 3.93%
8,800	Shire Pharmaceuticals Group PLC *	173,360

	Health Care–Services – 25.17%
5,000	Accredo Health, Incorporated *	109,000
1,700	Cardinal Health, Inc.	109,310
8,967	DaVita, Inc. *	240,136
1,400	Priority Healthcare Corporation *	25,970
2,100	Province Heathcare Company *	23,247
12,500	Renal Care Group, Inc. *	440,125
4,100	Universal Health Services, Inc. – Class B *	162,442
		1,110,230

	Industrials–Capital Goods – 1.74%
12,095	Surebeam Corporation – Class A *	32,052
3,400	Vishay Intertechnology, Inc. *	44,880
		76,932

	Industrials–Commercial Services & Supplies – 2.74%
3,400	ARAMARK Corporation – Class B *	76,228
1,200	Manpower Inc.	44,508
		120,736

	Information Technology–Hardware & Equipment – 1.87%
3,800	Plantronics, Inc. *	82,346

Schedule of Investments (continued)

June 30, 2003 (unaudited)

Shares or Principal Amount		Value

COMMON STOCKS – 82.25% (continued)

	Information Technology–Software & Services – 5.54%
7,100	Asia Satellite Telecommunications Holdings Limited	114,736
9,700	TESSCO Technologies Incorporated *	66,930
6,100	Titan Corporation (The) *	62,769
		244,435

	Exchange Traded Funds – 7.07%
2,100	SPDR Trust Series 1	205,023
1,200	iShares Russell 2000 Index Fund	106,680
		311,703

	TOTAL COMMON STOCKS (cost $3,170,958)	3,627,545

SHORT-TERM INVESTMENTS –18.05%
	Commercial Paper – 13.94%
$140,000	John Deere Capital Corporation 07/02/03, 1.17%	139,996
140,000	Sears Roebuck Acceptance Corporation 07/08/03, 1.40%	139,962
175,000	Ford Motor Credit Company 07/16/03, 1.26%	174,908
160,000	DaimlerChrysler North America Holding Corporation 07/22/03, 1.20%	159,888
		614,754

	Variable Rate Demand Note – 4.11%
181,184	U.S. Bank N.A. 07/01/03, 0.78%	181,184

	TOTAL SHORT-TERM INVESTMENTS (cost $795,938)	795,938

	TOTAL INVESTMENTS (cost $3,966,896) – 100.30%	4,423,483

	LIABILITIES, NET OF OTHER ASSETS – (0.30)%	(13,357)

	TOTAL NET ASSETS (Basis of percentages disclosed above) – 100%	$4,410,126

* Non-income producing security.

	The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2003 (unaudited)

ASSETS
Investments in securities at value (cost $3,966,896)
$4,423,483
Receivables -

Investment securities sold
13,863
Dividends and interest
5,476
Total receivables
19,339
Total assets
4,442,822

LIABILITIES
Payables -

Management fee
14,680
Investment securities purchased
8,900
Other payables and accrued expenses
9,116
Total liabilities
32,696
Total net assets
$4,410,126

NET ASSETS CONSIST OF
Paid in capital
$4,693,404
Net unrealized appreciation on investments
456,587
Accumulated net realized loss on investments
(725,064)
Accumulated net investment loss
(14,801)
$4,410,126
NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized), offering price and redemption price
($4,410,126 / 492,489 shares outstanding)	$8.95

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2003 (unaudited)

INCOME
Dividend
$ 12,685
Interest
3,292
Total income
15,977

EXPENSES
Management fee
27,290
Legal fees
6,067
Audit and tax fees
3,500
Accounting system and pricing service fees
2,422
Directors’ fees
1,200
Other operating expenses
2,909
Total expenses before reimbursement
43,388
Reimbursement of expenses by adviser (Note 2)
(12,610)
Total expenses after reimbursement
30,778
Net investment loss
(14,801)

NET REALIZED LOSS ON INVESTMENTS	(28,095)

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	571,313

Net realized and unrealized gain on investments
543,218

Net increase in net assets resulting from operations
$528,417

The accompanying notes to financial statements are an integral part of this statement.

Statement of Changes in Net Assets

For the six months ended June 30, 2003 (unaudited) and the year ended December 31, 2002

	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss
	$ (14,801)	$ (23,870)
Net realized loss on investments
	(28,095)	(581,215)
Change in net unrealized appreciation on investments
	571,313	(226,726)
Net increase (decrease) in net assets resulting from operations
	528,417	(831,811)

DISTRIBUTIONS TO SHAREHOLDERS

Distribution from net investment income
	--	--
Distribution from net realized gain on investments
	--	--
Total distributions
	--	--

CAPITAL SHARE TRANSACTIONS

Proceeds from shares issued (95,702 and 168,094 shares, respectively)
	790,676	1,353,914
Cost of shares redeemed (13,015 and 130,412 shares, respectively)
	(108,611)	(1,039,140)
Net increase in net assets derived from capital share transactions
	682,065	314,774

Total increase (decrease) in net assets
	1,210,482	(517,037)

NET ASSETS

Beginning of period
	3,199,644	3,716,681
End of period (including accumulated net investment loss of $(14,801) and $0, respectively)
	$4,410,126	$3,199,644

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

June 30, 2003 (unaudited)

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date which is not materially different from accounting principles generally accepted in the United States.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Distributions of net investment income are generally declared and paid annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

As of June 30, 2003, the Fund has capital loss carryforwards of approximately $723,000, which expire as follows: $689,000 in 2010 and $34,000 in 2011. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

For the period ended June 30, 2003, the Fund had a tax deferral of wash loss sales of approximately $2,000.

The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. Accordingly, at June 30, 2003, no reclassifications were recorded.

As of June 30, 2003, investment cost for federal tax purposes was $3,968,928 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 544,617
Unrealized depreciation	(90,062)
Net unrealized apppreciation	454,555
Undistributed ordinary loss	(14,801)
Accumulated realized capital loss	(723,032)
Paid in capital	4,693,404
Net assets	$4,410,126

The differences, if any, between book-basis and tax-basis unrealized appreciation (depreciation) and accumulated realized capital loss, is attributable primarily to the tax deferral of losses from wash sales.

Notes to Financial Statements (continued)

June 30, 2003 (unaudited)

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on a base annualized fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $12,610 of management fees during the period ended June 30, 2003. Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel. No amounts were paid by the Fund for clerical and administrative services during the period ended June 30, 2003.

(3) Investment Transactions --

For the period ended June 30, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $1,839,915 and $1,568,994, respectively.

Historical Record (unaudited)

		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$--	$--	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
June 30, 2003	8.95	--	--	17.0	8,950

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

NICHOLAS LIBERTY FUND

SEMIANNUAL REPORT

June 30, 2003

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary and Treasurer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S BANK N.A.

Cincinnati, Ohio

Auditors

DELOITTE & TOUCHE LLP

Chicago, Illinois

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds on or after July 1, 2003.

Item 8. [Reserved.]

Item 9. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a) Code of Ethics -- Applicable only for reports covering fiscal years ending on or after July 15, 2003.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: September 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: September 8, 2003

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: September 8, 2003